                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 14, 2003
                Date of Report (Date of Earliest Event Reported)

                         Newnan Coweta Bancshares, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          GEORGIA                        000-33221              58-2528123
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
       Incorporation)                     Number)           Identification No.)

                     145 Millard Farmer Industrial Boulevard
                              Newnan, Georgia 30263
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (770) 683-6222

                                       N/A
         (Former Name and Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Registrant's Certifying Accountant.

         Effective as of April 14, 2003, the Audit Committee of Newnan Coweta Bancshares, Inc. (the "Company") dismissed Mauldin & Jenkins, LLC as its auditor and engaged McNair, McLemore, Middlebrook & Company, LLC, as its new independent auditor for the fiscal year ending December 31, 2003. The purpose of this action was to allow the Company to engage Mauldin & Jenkins, LLC for non-audit services that are not permitted by the Company's outside auditor under new rules promulgated by the Securities and Exchange Commission.

         The reports of Mauldin & Jenkins, LLC on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         There were no disagreements with Mauldin & Jenkins, LLC during the Company's two most recent fiscal years or during the interim period from December 31, 2002 to April 14, 2003 on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Mauldin & Jenkins, LLC, would have caused Mauldin & Jenkins, LLC to make reference to any such matters in their reports. During the fiscal years ended December 31, 2001 and December 31, 2002, and during the interim period from December 31, 2002 to April 14, 2003, there were no "reportable events" to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

         A copy of the letter from Mauldin & Jenkins, LLC stating whether it agrees with the above statements dated April 14, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         On April 14, 2003, the Company's Audit Committee engaged McNair, McLemore, Middlebrook & Company, LLC, as the Company's independent auditors for the fiscal year ending December 31, 2003, to audit the Company's financial statements. During the Company's two most recent fiscal years and the subsequent interim period preceding the engagement of McNair, McLemore, Middlebrook & Company, LLC, the Company did not consult McNair, McLemore, Middlebrook & Company, LLC, on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

         Exhibit No.      Description
         -----------      -----------
         16.1             Letter of Mauldin & Jenkins, LLC, dated April 14, 2003, to the
                          Securities and Exchange Commission

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: April 14, 2003

                                         NEWNAN COWETA BANCSHARES, INC.



                                         By: /s/ James B. Kimsey
                                         --------------------------------------
                                         James B. Kimsey, President and CEO

                                  EXHIBIT INDEX

         Exhibit No.     Description
         -----------     -----------
         16.1            Letter of Mauldin & Jenkins, LLC, dated April 14, 2003, to the
                         Securities and Exchange Commission